Concentrations and Risks	12 Months Ended
Dec. 31, 2021
Concentrations and Risks
Concentrations and Risks

3. Concentrations and Risks

(a) Foreign currency exchange rate risk

In July 2005, the PRC government changed its decades-old policy of pegging the value of the RMB to the US$, and the RMB appreciated by more than 20% against the US$ over the following three years. Between July 2008 and June 2010, this appreciation halted and the exchange rate between the RMB and the US$ remained within a narrow band. Since June 2010, the RMB has fluctuated against the US$, at times significantly and unpredictably. The appreciation of the RMB against the US$ was approximately 6% in 2017. The depreciation of the RMB against the US$ was approximately 5% and 2% in 2018 and 2019, respectively. The appreciation of the RMB against the US$ was approximately 6% and 2% in 2020 and 2021, respectively. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the US$ in the future.

(b) Credit and concentration risk

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash and cash equivalents, term deposits, trade receivables, other receivables and short-term investments. The carrying amounts of these financial instruments represent the maximum amount of loss due to credit risk.

3. Concentrations and Risks (Continued)

(b) Credit and concentration risk (Continued)

As of December 31, 2020 and 2021, substantially all of the Group’s cash and cash equivalents, term deposits and short-term investments were held in state-owned or reputable financial institutions in the PRC and reputable international financial institutions outside of the PRC.

Trade receivables are typically unsecured and are generally derived from customers. No single customer represented greater than 10% of the Group’s total revenues for the years ended December 31, 2019, 2020 and 2021. Nil and two customers accounted for greater than 10% of the Group’s trade receivables as of December 31, 2020 and 2021, respectively.

One, two  and nil suppliers represented more than 10% of the Group’s total purchases for the years ended December 31, 2019, 2020 and 2021, respectively, but accounts payable due to one supplier accounted for greater than 10% of the Group’s accounts payable as of December 31, 2020 and 2021.

(c) Currency convertibility risk

The PRC government imposes controls on the convertibility of RMB into foreign currencies. The Group’s cash and cash equivalents, term deposits and short-term investments denominated in RMB that are subject to such government controls amounted to RMB1,188.7 million and RMB2,821.1 million as of December 31, 2020 and 2021, respectively. The value of RMB is subject to changes in the central government policies and to international economic and political developments affecting supply and demand in the PRC foreign exchange trading system market. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (the “PBOC”). Remittances in currencies other than RMB by the Group in the PRC must be processed through PBOC or other Chinese foreign exchange regulatory bodies which require certain supporting documentation in order to process the remittance.